                                                                     Exhibit 4.1

                             SUBSCRIPTION AGREEMENT

          SUBSCRIPTION  AGREEMENT made as of this ____ day of June 2005, between
Relationserve  Media, Inc., a Nevada corporation with offices at 6700 N. Andrews
Avenue,  Ft.  Lauderdale,  FL 33309 (the  "Company")  and the  undersigned  (the
"Subscriber").

          WHEREAS,  pursuant to a Confidential  Memorandum  dated June 22, 2005,
(the "PPM"),  the Company is offering in a private placement (the "Offering") to accredited  investors up to $4,000,000 of Units for a purchase price of $100,000 per Unit. Each Unit consists of 50,000 shares of the Company's common stock, par value $0.001 per share (the "Common Stock") and a three-year warrant to purchase
25,000 shares of Common Stock at $3.50 per share; and

          WHEREAS,  the Subscriber  desires to subscribe for the number of Units set forth on the signature page hereof, on the terms and conditions  hereinafter set forth.

          NOW,  THEREFORE,  for and in  consideration  of the  premises  and the mutual  covenants  hereinafter set forth,  the parties hereto do hereby agree as follows:

     I.   SUBSCRIPTION FOR UNITS AND REPRESENTATIONS AND COVENANTS OF SUBSCRIBER

     1.1   Subject  to the terms  and  conditions  hereinafter  set  forth,  the
Subscriber  hereby  subscribes  for and agrees to purchase from the Company such number of Units as is set forth upon the signature page hereof, at a price equal to  $100,000  per  Unit,  and the  Company  agrees  to sell  such  Units  to the
Subscriber for said purchase  price,  subject to the Company's  right to sell to the Subscriber  such lesser number of Units (or no Units) as the Company may, in its sole discretion,  deem necessary or desirable. The purchase price is payable by cash or wire transfer of  immediately  available  funds to the account of the
Company, pursuant to the wire instructions attached hereto as EXHIBIT A.

     1.2  The Subscriber  recognizes  that the purchase of Units involves a high degree of risk in that (i) an  investment  in the Company is highly  speculative and only  investors  who can afford the loss of their entire  investment  should consider  investing  in the  Company  and the  Units;  (ii)  the  Units  are not
registered  under the  Securities  Act of 1933,  as amended (the "Act"),  or any state  securities  law; (iii) there is no trading market for the Units,  none is likely ever to develop,  and the  Subscriber  may not be able to  liquidate  his investment;  (iv)  transferability of the Units is extremely limited; and (v) an investor could suffer the loss of his, her or its entire investment.

     1.3 The  Subscriber  represents  and  warrants  that the  Subscriber  is an
"accredited  investor"  as such  term in  defined  in Rule 501 of  Regulation  D promulgated  under the Act and that the  Subscriber is able to bear the economic risk of an investment in the Units.

     1.4 The Subscriber  acknowledges  that the Subscriber has prior  investment experience (including  investment in non listed and non registered  securities), and has read and  evaluated,  or has  employed  the  services  of an  investment advisor,  attorney or  accountant  to read and  evaluate,  all of the  documents furnished or made  available by the Company to the  Subscriber  and to all other prospective investors in the Units, including without limitation the PPM and the
Company's  Current  Report on Form 8-K filed with the  Securities  and  Exchange
Commission  ("SEC") on June 16,  2005  ("Current  Report")  and  subsequent  SEC filings and reports,  as well as the merits and risks of such an  investment  by the  Subscriber.  The  Subscriber  represents  that  his,  her  or  its  overall
commitment   to   investments   which  are  not   readily   marketable   is  not
disproportionate  to the  Subscriber's  net  worth,  and that  the  Subscriber's investment  in the  Units  will not  cause  such  overall  commitment  to become excessive.  The  Subscriber  represents  that, if an  individual,  he or she has adequate means of providing for his or her current needs and personal and family contingencies  and has no need for  liquidity  in his or her  investment  in the
Units.  The  Subscriber  is  financially  able to bear the economic risk of this investment,  including the ability to afford holding the Units for an indefinite period or to afford a complete loss of this investment.

     1.5 The Subscriber  acknowledges  receipt and careful review of the PPM and the Current  Report  (including  all  exhibits  attached  thereto) and all other documents  furnished in  connection  with this  transaction  (collectively,  the
"Offering  Documents")  and  hereby  represents  that  the  Subscriber  has been furnished  by the  Company  during  the  course  of this  transaction  with  all information  regarding the Company which the Subscriber has requested or desires to know;  and that the  Subscriber  has been  afforded  the  opportunity  to ask questions  of and  receive  answers  from  duly  authorized  officers  or  other representatives  of the  Company  concerning  the  terms and  conditions  of the
Offering, and any additional information which the Subscriber has requested.

     1.6 The Subscriber  acknowledges that the purchase of Units may involve tax consequences  to the Subscriber and that the contents of the Offering  Documents do not contain tax advice. The Subscriber  acknowledges that the Subscriber must retain his own professional  advisors to evaluate the tax and other consequences to the  Subscriber of an investment in the Units.  The  Subscriber  acknowledges that it is the responsibility of the Subscriber to determine the appropriateness and the  merits  of a  corporate  entity to own the  Subscriber's  Units and the corporate structure of such entity.

     1.7 The Subscriber acknowledges that this Offering has not been reviewed by the SEC or any state securities commission,  and that no federal or state agency has made any finding or  determination  regarding  the fairness or merits of the
Offering.  The Subscriber represents that the Units are being purchased for his, her or its  own  account,  for  investment  only,  and  not  with a view  toward distribution or resale to others. The Subscriber agrees that he will not sell or otherwise  transfer the Units unless they are registered under the Act or unless an exemption  from such  registration  is available,  as the same may be amended from time to time.

     1.8 The  Subscriber  understands  that the provisions of Rule 144 under the
Act are not available for at least one (1) year to permit  resales of the Units, and there can be no assurance that the conditions necessary to permit such sales under  Rule 144 will ever be  satisfied.  The  Subscriber  understands  that the
Company is under no obligation to the  Subscriber to comply with the  conditions of Rule 144 or take any other action  necessary  in order to make any  exemption for the sale of the Units without registration available.

     1.9 The Subscriber  agrees to hold the Company and its directors,  officers and controlling persons and their respective heirs, representatives,  successors

                                       2

and assigns  harmless and to indemnify them against all  liabilities,  costs and expenses  incurred  by them as a  result  of any  misrepresentation  made by the
Subscriber  contained  herein or any sale or  distribution  by the Subscriber in violation  of the  Act  (including  without  limitation  the  rules  promulgated thereunder),  any  state  securities  laws,  or  the  Company's  certificate  of incorporation or by-laws, as amended from time to time.

     1.10  The  Subscriber  consents  to  the  placement  of  a  legend  on  any certificate  or other  document  evidencing the Units stating that they have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale thereof.

     1.11 The  Subscriber  understands  that the Company will review and rely on this Subscription Agreement without making any independent investigation; and it is agreed that the Company  reserves the  unrestricted  right to reject or limit any subscription and to withdraw the Offering at any time.

     1.12 The Subscriber  hereby  represents  that the address of the Subscriber furnished  at the  end  of  this  Subscription  Agreement  is the  undersigned's principal residence if the Subscriber is an individual or its principal business address if it is a corporation or other entity.

     1.13 The  Subscriber  acknowledges  that if the  Subscriber is a Registered
Representative  of an NASD member firm, the  Subscriber  must give such firm the notice  required  by  the  NASD's  Conduct  Rules,  receipt  of  which  must  be acknowledged by such firm on the signature page hereof.

     1.14 The Subscriber  hereby  represents that, except as expressly set forth in the Offering  Documents,  no  representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company and in entering  into this  transaction,  the  Subscriber  is not relying on any information, other than that contained in the Offering Documents and the results of independent investigation by the Subscriber.

     1.15 The  Subscriber  recognizes  that  this is an  offering  in which  the
Company will accept  subscriptions  regardless of the  attainment of any minimum amount of  subscriptions,  and may  accept  subscriptions  even if the  proceeds received in the  Offering  are less than  $4,000,000.  The Company  will require additional  financing  in order  to  accomplish  its  short-term  goals  and its business  objectives.  There can be no assurance that any such additional  funds will be available on reasonable  terms, or at all, and any such additional funds raised in any equity  offering  will  dilute the  interests  of the  Subscriber.
Subscriber  further  recognizes  that  Company  reserves  the  right  to  pay  a commission or finders fee of up to 5% of the gross proceeds of the Offering.

     1.16  All   information   provided  by  the   Subscriber  in  the  Investor
Questionnaire attached hereto as EXHIBIT B is true and accurate in all respects, and the  Subscriber  acknowledges  that  the  Company  will be  relying  on such information to its possible  detriment in deciding  whether the Company can sell these  securities  to the  Subscriber  without  giving  rise  to the  loss of an exemption from registration under the applicable securities laws.

                                       3

     1.17 The  Subscriber  is aware that the Company  has not  entered  into any agreement or understanding  providing for the purchase of any business or assets other than those referred to in the PPM and no such agreements have been agreed, or are being negotiated,  and that by execution of this Subscription  Agreement, the Subscriber  consents to any and all resulting  terms of such purchases which will be in the sole  discretion  of the Company over which the  Subscriber  will have no effective influence.

     II.  REPRESENTATIONS BY THE COMPANY

          The Company  represents and warrants to the Subscriber  that as of the date of the closing of this Offering (the "Closing Date"):

               (a) The  Company  is a  corporation  duly  incorporated,  validly existing and in good standing  under the laws of the State of Nevada and has the corporate  power to conduct  the  business  which it  conducts  and  proposes to conduct.

               (b) The execution,  delivery and performance of this Subscription
Agreement by the Company will have been duly  authorized  by the Company and all other  corporate  action required to authorize and consummate the offer and sale of the Units will have been duly taken and approved.

               (c) The Units have been duly and validly authorized and issued.

               (d) The Company has obtained,  or is in the process of obtaining, all licenses,  permits and other  governmental  authorizations  necessary to the conduct of its  business,  except where the failure to so obtain such  licenses, permits  and  authorizations  would not have a  material  adverse  effect on the
Company. Such licenses,  permits and other governmental  authorizations obtained are in full force and effect, except where the failure to be so would not have a material  adverse  effect on the  Company,  and the  Company is in all  material respects complying therewith.

               (e) The  Company  knows  of no  pending  or  threatened  legal or governmental  proceedings to which the Company is a party which would materially adversely affect the business, financial condition or operations of the Company, except that the Company has advised the  subscribers of certain facts  described under Certain Legal Proceedings in the Current Report.

               (f) The Company is not in violation of or default under, nor will the execution and delivery of this Subscription Agreement or the issuance of the
Units, or the consummation of the transactions herein contemplated,  result in a violation  of, or  constitute a default  under,  the  Company's  certificate  of incorporation or by-laws,  any material  obligations,  agreements,  covenants or conditions  contained  in  any  bond,  debenture,  note  or  other  evidence  of indebtedness or in any material contract,  indenture,  mortgage, loan agreement, lease,  joint venture or other agreement or instrument to which the Company is a party  or by  which it or any of its  properties  may be  bound or any  material order,  rule,  regulation,  writ,  injunction,  or  decree  of  any  government, governmental instrumentality or court, domestic or foreign.

                                       4

     III. COVENANTS BY THE COMPANY

          The Company  agrees  Subscribers  shall have the certain  registration rights with respect to the shares of Common Stock  underlying the Units, and the
Warrants, issued to Subscribers pursuant to the terms of the Registration Rights
Agreement  annexed  hereto as Exhibit C.  Certain  additional  holders of Common
Stock will have a right to have their shares of Common Stock registered pursuant to any registration statement tat is filed for Subscribers.

     IV.  TERMS OF SUBSCRIPTION

          4.1 Subject to Section 4.2 hereof, the subscription  period will begin as of June 22, 2005 and will  terminate  at 11:59 PM Eastern  time,  on June 30,
2005, unless sooner terminated by the Company, or extended by the Company.

          4.2 The  Subscriber has effected a wire transfer in the full amount of the purchase price for the Units to the Company's account in accordance with the wire instructions set forth on Exhibit A hereto.

          4.3 The  Subscriber  hereby  authorizes  and  directs  the  Company to deliver any certificates or other written instruments  representing the Units to be issued to such  Subscriber  pursuant to this  Subscription  Agreement  to the address indicated on the signature page hereof.

          4.4 The Subscriber hereby authorizes and directs the Company to return any funds,  without interest,  for unaccepted  subscriptions to the same account from which the funds were drawn.

          4.5 If the Subscriber is not a United States person,  such  Subscriber shall  immediately  notify the Company and the Subscriber hereby represents that the  Subscriber  is  satisfied  as to the  full  observance  of the  laws of its jurisdiction in connection with any invitation to subscribe for the Units or any use of this Subscription Agreement,  including (i) the legal requirements within its  jurisdiction  for the  purchase  of the Units,  (ii) any  foreign  exchange restrictions  applicable  to such  purchase,  (iii)  any  governmental  or other consents  that may need to be  obtained,  and (iv) the  income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or  transfer  of the Units or the  securities  comprising  the Units.  Such
Subscriber's  subscription and payment for, and continued  beneficial  ownership of,  the Units and the  securities  comprising  the Units will not  violate  any applicable securities or other laws of the Subscriber's jurisdiction.

     V.   MISCELLANEOUS

          5.1 Any notice or other  communication given hereunder shall be deemed sufficient  if in writing and sent by  reputable  overnight  courier,  facsimile
(with receipt of confirmation)  or registered or certified mail,  return receipt requested,  addressed  to the  Company,  at the  address  set forth in the first paragraph hereof, Attention Danielle Karp, President,  facsimile ((954)202-6002)
and to the  Subscriber at the address  indicated on the  signature  page hereof.
Notices shall be deemed to have been given on the date of mailing or fax, except notices  of change of  address,  which  shall be deemed to have been  given when received.

                                       5

          5.2 This  Subscription  Agreement  shall not be  changed,  modified or amended  except  by a writing  signed by the  parties  to be  charged,  and this
Subscription Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

          5.3 This Subscription Agreement shall be binding upon and inure to the
benefit  of  the  parties   hereto  and  to  their   respective   heirs,   legal
representatives,  successors and assigns. This Subscription Agreement sets forth the entire  agreement  and  understanding  between the parties as to the subject matter thereof and merges and supersedes all prior  discussions,  agreements and understandings of any and every nature among them.

          5.4 Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto,  the parties expressly agree that all the terms and provisions  hereof shall be construed in accordance  with and governed by the laws of the State of Florida.  The parties  hereby agree that any dispute which  may  arise  between  them  arising  out  of or in  connection  with  this
Subscription  Agreement  shall be adjudicated  before a court located in Broward
County,  Florida and they hereby  submit to the  exclusive  jurisdiction  of the federal and state courts of the State of Florida  located in Broward County with respect  to  any  action  or  legal  proceeding  commenced  by  any  party,  and irrevocably  waive any objection  they now or hereafter may have  respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an  inconvenient  forum,  relating  to or arising out of this Subscription Agreement or any acts or omissions relating to the sale of the securities  hereunder,  and consent to the service of process in any such action or legal  proceeding by means of registered or certified  mail,  return  receipt requested,  in care of the address set forth below or such other  address as the undersigned shall furnish in writing to the other.

          5.5 This Subscription Agreement may be executed in counterparts.  Upon the execution  and delivery of this  Subscription  Agreement by the  Subscriber, this Subscription  Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided;  subject,  however, to the right hereby  reserved to the Company to (i) enter into the same  agreements with  other  subscribers,  (ii)  to  add  and/or  to  delete  other  persons  as subscribers and (iii) to cut back or reject any subscription.

          5.6 The holding of any provision of this Subscription  Agreement to be invalid or unenforceable by a court of competent  jurisdiction  shall not affect any other provision of this Subscription  Agreement,  which shall remain in full force and effect.

          5.7 It is  agreed  that a waiver  by  either  party of a breach of any provision of this Subscription Agreement shall not operate, or be construed,  as a waiver of any subsequent breach by that same party.

          5.8 The  parties  agree  to  execute  and  deliver  all  such  further documents,  agreements and instruments and take such other and further action as may be  necessary  or  appropriate  to carry out the purposes and intent of this
Subscription Agreement.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                                       6

          IN WITNESS  WHEREOF,  the  parties  have  executed  this  Subscription
Agreement as of the day and year first written above.

______________________________  X $100,000 for each Unit = $__________________.
Number of Units subscribed for                          Aggregate Purchase Price

             MANNER IN WHICH TITLE IS TO BE HELD (PLEASE CHECK ONE):

1. ___  Individual                        7. ___  Trust/Estate/Pension or Profit
                                                  sharing Plan
                                                  Date Opened:______________

2. ___  Joint Tenants with Right of       8. ___  As a Custodian for
        Survivorship                              ______________________________
                                                  Under the Uniform Gift to
                                                  Minors Act of the State of
                                                  ______________________________

3. ___  Community Property                9. ___  Married with Separate Property

4. ___  Tenants in Common                10. ___  Keogh

5. ___  Corporation/Partnership/         11. ___  Tenants by the Entirety
         Limited Liability Company

6. ___ IRA

             IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.
                   INDIVIDUAL SUBSCRIBERS MUST COMPLETE PAGE 8
              SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGE 9.

                                       7

                          EXECUTION BY NATURAL PERSONS

--------------------------------------------------------------------------------
                     Exact Name in Which Title is to be Held

--------------------------------            -----------------------------------
 Name (Please Print)                        Name of Additional Subscriber

--------------------------------            -----------------------------------
 Residence: Number and Street               Address of Additional Subscriber

--------------------------------            -----------------------------------
 City, State and Zip Code                   City, State and Zip Code

--------------------------------            -----------------------------------
 Social Security Number                     Social Security Number

--------------------------------            -----------------------------------
 Telephone Number                           Telephone Number

--------------------------------            -----------------------------------
 Fax Number (if available)                  Fax Number (if available)

--------------------------------            -----------------------------------
 E-Mail (if available)                      E-Mail (if available)

--------------------------------            -----------------------------------
 (Signature)                                (Signature of Additional Subscriber)

          ACCEPTED  this ___ day of  _________  2005,  on  behalf  Relationserve
Media, Inc.

                                             By: _______________________________
                                                 Name:
                                                 Title:

                                       8

                   EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY
                     (Corporation, Partnership, Trust, Etc.)

--------------------------------------------------------------------------------
                          Name of Entity (Please Print)

Date of Incorporation or Organization:__________________________________________

State of Principal Office:______________________________________________________

Federal Taxpayer Identification Number:_________________________________________

--------------------------------------------
Office Address
--------------------------------------------
City, State and Zip Code
--------------------------------------------
Telephone Number
--------------------------------------------
Fax Number (if available)
--------------------------------------------
E-Mail (if available)

[seal]
                                                By:_____________________________
                                                Name:
Attest:_____________________________________    Title:
         (If Entity is a Corporation)

*IF SUBSCRIBER IS A REGISTERED
REPRESENTATIVE WITH AN NASD MEMBER FIRM,
HAVE THE FOLLOWING ACKNOWLEDGEMENT
SIGNED BY THE APPROPRIATE PARTY:

The undersigned NASD member firm
acknowledges receipt of the notice
required by Rule 3050 of the NASD
Conduct Rules

     ACCEPTED this ____ day of __________ 2005, on behalf of Relationserve
Media, Inc.

                                               By: _____________________________
                                               Name:
                                               Title:

                                       9

                                    EXHIBIT A
                                WIRE INSTRUCTIONS

WIRE INSTRUCTIONS:

BANK NAME:              BANK OF AMERICA

ADDRESS:                1133 AVENUE OF THE AMERICAS
                        NEW YORK, NY 10036

ATTENTION:              SCOTT VANDERWALL
                        (212) 819-5832

ACCOUNT NAME:           RELATIONSERVE MEDIA, INC.

ACCOUNT NUMBER:         2592-52-1891
                        FOR THE BENEFIT OF:
                        OLSHAN GRUNDMAN FROME ROSENZWEIG & WOLOSKY LLP

ABA ROUTING #:          026009593

                                       1

                                    EXHIBIT B
                             INVESTOR QUESTIONNAIRE

                                  INSTRUCTIONS

This  Questionnaire  is being  given to each  person  or  entity  expressing  an interest in participating in the offering.  The purpose of this Questionnaire is to obtain certain  information  regarding your status, so the Company can comply with various laws and regulations governing this investment.

Your  answers  will be kept  confidential.  However,  you hereby  agree that the
Company may present this  Questionnaire to such parties as it deems  appropriate in order to ascertain  that the offer and the sale of the securities to you will not result in  violations  of federal or state  securities  laws which are being relied upon by the Company in connection with the offer and sale thereof.

                                       1

                             INVESTOR QUESTIONNAIRE

INSTRUCTIONS:  CHECK ALL BOXES BELOW WHICH CORRECTLY DESCRIBE YOU.

|_|       You are (i) a bank,  as defined in Section  3(a)(2) of the  Securities
          Act of 1933,  as amended (the  "Securities  Act"),  (ii) a savings and
          loan  association  or  other   institution,   as  defined  in  Section
          3(a)(5)(A) of the Securities  Act,  whether acting in an individual or fiduciary  capacity,  (iii) a broker or dealer registered  pursuant to
          Section 15 of the  Securities  Exchange  Act of 1934,  as amended (the
          "Exchange Act"), (iv) an insurance company as defined in Section 2(13)
          of the Securities Act, (v) an investment  company registered under the
          Investment  Company Act of 1940, as amended (the  "Investment  Company
          Act"),  (vi) a  business  development  company  as  defined in Section
          2(a)(48)  of the  Investment  Company  Act,  (vii)  a  Small  Business
          Investment Company licensed by the U.S. Small Business  Administration under Section 301 (c) or (d) of the Small  Business  Investment Act of
          1958, as amended, (viii) a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its  political  subdivisions,  for the benefit of its employees and you have total  assets in excess of  $5,000,000,  or (ix) an  employee benefit  plan within the  meaning of the  Employee  Retirement  Income
          Security Act of 1974,  as amended  ("ERISA") and (1) the decision that you shall  subscribe for and purchase  Units offered by  Relationserve
          Media, Inc. (the "Units"), is made by a plan fiduciary,  as defined in
          Section  3(21) of  ERISA,  which is  either a bank,  savings  and loan association,  insurance company, or registered investment adviser, (2)
          you have total assets in excess of  $5,000,000  and the decision  that you shall  subscribe  for and  purchase  the  Units is made  solely by persons or entities that are accredited investors,  as defined in Rule
          501 of Regulation D promulgated  under the Securities Act ("Regulation
          D") or (3) you are a  self-directed  plan  and the  decision  that you shall  subscribe  for and purchase the Units is made solely by persons or entities that are accredited investors.

|_|       You are a private business  development  company as defined in Section
          202(a)(22) of the Investment Advisers Act of 1940, as amended.

|_|       You are an organization described in Section 501(c)(3) of the Internal
          Revenue  Code  of  1986,  as  amended  (the  "Code"),  a  corporation,
          Massachusetts or similar business trust or a partnership, in each case not formed for the  specific  purpose of making an  investment  in the
          Units and with total assets in excess of $5,000,000.

|_|       You are a director or executive officer of Relationserve Media, Inc.

|_|       You are a natural  person  whose  individual  net worth,  or joint net worth  with  your  spouse,  exceeds  $1,000,000  at the  time  of your subscription for and purchase of the Units.

                                       2

|_|       You are a natural  person  who had an  individual  income in excess of
          $200,000  in each of the two most  recent  years or joint  income with your  spouse  in  excess of  $300,000  in each of the two most  recent years,  and who has a  reasonable  expectation  of  reaching  the same income level in the current year.

|_|       You are a trust, with total assets in excess of $5,000,000, not formed for the specific  purpose of acquiring the Units,  whose  subscription for and purchase of the Units is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

|_|       You are an entity in which all of the  equity  owners  are  persons or entities described in one of the preceding paragraphs.

     The undersigned  hereby  represents and warrants that all of its answers to this  Investor  Questionnaire  are true as of the date of its  execution  of the
Subscription   Agreement  pursuant  to  which  it  purchased  Units,  each  Unit consisting of (i) 50,000 shares of common stock,  and (ii) a three-year  warrant to purchase 25,000 shares of the common stock of Relationserve Media, Inc.

-------------------------------------       ------------------------------------
Name of Purchaser [please print]            Name of Co-Purchaser  [please print]

-------------------------------------       ------------------------------------
Signature of Purchaser (Entities            Signature of Co-Purchaser
please provide signature of
Purchaser's duly authorized
signatory.)

------------------------------------
Name of Signatory (Entities only)

------------------------------------
Title of Signatory (Entities only)

                                       3

                       SPECIAL NOTICE TO FLORIDA RESIDENTS

     THE UNITS  REFERRED TO HEREIN WILL BE SOLD TO, AND  ACQUIRED BY, THE HOLDER
     IN A TRANSACTION  EXEMPT UNDER ss. 517.061 OF THE FLORIDA  SECURITIES  ACT.
     THE UNITS HAVE NOT BEEN REGISTERED  UNDER SAID ACT IN THE STATE OF FLORIDA.
     IN ADDITION,  ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING THE
     PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF  CONSIDERATION  IS
     MADE BY SUCH PURCHASER TO THE ISSUER,  AN AGENT OF THE ISSUER, OR AN ESCROW
     AGENT OR WITHIN  THREE DAYS AFTER THE  AVAILABILITY  OF THAT  PRIVILEGE  IS
     COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.

                                    EXHIBIT C

                          REGISTRATION RIGHTS AGREEMENT

                          REGISTRATION RIGHTS AGREEMENT

     THIS  REGISTRATION  RIGHTS AGREEMENT (the  "AGREEMENT") is made and entered into  as of the __ day of  June,  2005  between  RELATIONSERVE  MEDIA,  INC.,  a corporation  organized  and  existing  under  the laws of the  State  of  Nevada
("Relationserve"    or   the    "Company")    and    _____________________,    a
___________________,  (the "INVESTOR").  Unless defined  otherwise,  capitalized
terms  herein  shall  have  the  identical   meaning  as  in  the  Common  Stock
Subscription Agreement.

                              PRELIMINARY STATEMENT

     WHEREAS,  pursuant to the Common Stock Subscription Agreement, of even date herewith,  by  and  among  Relationserve  and  the  Investor,  as  part  of  the consideration,  Investor  shall receive  Common Stock and  Warrants,  which upon conversion  and  exercise,  in  accordance  with the terms of the  Common  Stock
Subscription  Agreement and Warrant  Agreement,  entitle the Investor to receive shares of the Common Stock,  par value $0.001 per share (the  "Shares"),  of the
Company; and

     WHEREAS,  the ability of the  Investor to sell their Shares of Common Stock is subject to certain restrictions under the 1933 Act; and

     WHEREAS,  as a condition to the Common Stock  Subscription  Agreement,  the
Company has agreed to provide  the  Investor  with a mechanism  that will permit such Investor,  subject to a market stand-off  agreement,  to sell its Shares of
Common Stock in the future.

     NOW,  THEREFORE,  in  consideration  of the  premises  and  of  the  mutual covenants  and  agreements,  and  subject  to the  terms and  conditions  herein contained, the parties hereto hereby agree as follows:

                                    ARTICLE I

                     INCORPORATION BY REFERENCE, SUPERSEDER

1.1.  INCORPORATION  BY  REFERENCE.  The  foregoing  recitals  and the  Exhibits attached hereto and referred to herein,  are hereby  acknowledged to be true and accurate, and are incorporated herein by this reference.

1.2. SUPERSEDER.  This Agreement, to the extent that it is inconsistent with any other instrument or understanding among the parties governing the affairs of the
Company,  shall supersede such instrument or understanding to the fullest extent permitted  by law.  A copy of this  Agreement  shall be  filed at the  Company's principal office.

                                   ARTICLE II

                           DEMAND REGISTRATION RIGHTS

2.1.  "REGISTRABLE  SECURITIES"  means and  includes  the Shares of the  Company underlying  the Common  Stock and Warrants  issued  pursuant to the Common Stock

Subscription  Agreement and Warrant Agreement.  As to any particular Registrable
Securities,  such  securities  will cease to be Registrable  Securities when (a)
they have been  effectively  registered  under the 1933 Act and  disposed  of in accordance with the registration statement covering them, (b) they are or may be freely traded without  registration  pursuant to Rule 144 under the 1933 Act (or any similar provisions that are then in effect), or (c) they have been otherwise transferred and new certificates for them not bearing a restrictive  legend have been  issued by the  Company  and the  Company  shall not have  "stop  transfer"
instructions  against them.  "SHARES"  shall mean,  collectively,  the shares of
Common Stock of the Company  issuable  upon  conversion  of the Common Stock and those  shares of Common  Stock of the  Company  issuable  to the  Investor  upon exercise of the Warrants.

2.2. REGISTRATION OF REGISTRABLE SECURITIES.  The Company shall prepare and file within  forty-five  (45) days following the date of final closing of the sale of
Units  under  the  PPM  (the  "FILING  DATE")  a  registration   statement  (the
"REGISTRATION  STATEMENT")  covering  the resale of such number of shares of the
Registrable  Securities  as the  Investor  shall elect by written  notice to the
Company,  and absent such election,  covering the resale of all of the shares of the Registrable Securities.  The Company shall use its best efforts to cause the
Registration Statement to be declared effective by the SEC on the earlier of (i)
120 days following the Closing Date with respect to the Registration  Statement,
(ii) ten (10) days following the receipt of a "No Review" or similar letter from the SEC or (iii) the first business day following the day the SEC determines the
Registration   Statement  eligible  to  be  declared  effective  (the  "REQUIRED
EFFECTIVENESS  DATE").  Nothing  contained  herein  shall be deemed to limit the number of Registrable Securities to be registered by the Company hereunder. As a result,  should the  Registration  Statement not relate to the maximum number of
Registrable Securities acquired by (or potentially acquirable by) the holders of the Shares of the Company  issued to the  Investor  pursuant to the Common Stock
Subscription  Agreement,  the  Company  shall be  required  to  promptly  file a separate  registration  statement (utilizing Rule 462 promulgated under the 1933
Act, where applicable) relating to such Registrable Securities which then remain unregistered. The provisions of this Agreement shall relate to any such separate registration statement as if it were an amendment to the Registration Statement.

2.3. DEMAND REGISTRATION. Subject to the limitations of Section 2.2, at any time and from time to time, the Investor may request the registration  under the 1933
Act of all or  part  of the  Registrable  Shares  then  outstanding  (a  "DEMAND
REGISTRATION").  Subject to the  conditions  of Section 3, the Company shall use its best  efforts  to file  such  registration  statement  under the 1933 Act as promptly  as  practicable  after the date any such  request is  received  by the
Company and to cause such registration  statement to be declared effective.  The
Company shall notify the Investor promptly when any such registration  statement has been  declared  effective.  If more than eighty  percent (80%) of the Shares issuable under the Common Stock  Subscription  Agreement have been registered or sold, this provision shall expire.

2.4.  REGISTRATION  STATEMENT FORM.  Registrations under Section 2.2 and Section
2.3 shall be on the appropriate registration form of the SEC as shall permit the disposition  of such  Registrable  Securities  in  accordance  with the intended method or  methods  of  disposition  specified  in the  Registration  Statement;
provided,  however,  such intended  method of  disposition  shall not include an underwritten offering of the Registrable Securities.

                                       2

2.5. EXPENSES. The Company will pay all Registration expenses in connection with any registration required by under Sections 2.2 and Section 2.3 herein.

2.6.  EFFECTIVE  REGISTRATION  STATEMENT.  A registration  requested pursuant to
Sections  2.2 and  Section  2.3 shall not be  deemed to have been  effected  (i)
unless a registration statement with respect thereto has become effective within the time period specified  herein,  provided that a registration  which does not become  effective after the Company filed a registration  statement with respect thereto  solely by reason of the refusal to proceed of any holder of Registrable
Securities  (other than a refusal to proceed based upon the advice of counsel in the form of a letter signed by such counsel and provided to the Company relating to a disclosure  matter  unrelated to such holder)  shall be deemed to have been effected by the Company unless the holders of the Registrable  Securities  shall
have  elected  to  pay  all  Registration   Expenses  in  connection  with  such
registration,  (ii) if, after it has become effective, such registration becomes
subject  to  any  stop  order,   injunction  or  other  order  or  extraordinary
requirement of the SEC or other  governmental  agency or court for any reason or
(iii)  if,  after  it has  become  effective,  such  registration  ceases  to be effective for more than the allowable Black-Out Periods (as defined herein).

2.7.  PLAN OF  DISTRIBUTION.  The Company  hereby  agrees that the  Registration
Statement shall include a plan of distribution section reasonably  acceptable to the Investor;  provided,  however,  such plan of  distribution  section shall be modified  by the  Company  so as to  not  provide  for  the  disposition  of the
Registrable Securities on the basis of an underwritten offering.

2.8.  LIQUIDATED  DAMAGES.  Subject to the right of the Company to allow for any
Black  Out  periods  if,  after  four (4)  months  from  the  date on which  the
Registration  Statement  is filed  pursuant to the  requirements  of Section 2.2 herein, or if the Registration Statement filed pursuant to Section 2.2 herein is not declared effective,  the Company shall, for each such full month for which a
Registration  Statement is not so  effective,  pay the  Investor,  as liquidated damages and not as a penalty, an amount equal to one percent (1%) percent of the
Purchase  Price per full month for which such  Registration  Statement is not so effective  following the four (4) months  period;  such payment shall be made no later than the first  business day of the  calendar  month next  succeeding  the month in which such day occurs.  The maximum amount of liquidated  damages shall be twelve (12%) percent. All payments shall be made in shares of Common Stock at the Initial Purchase Price (i.e. $2.00 per share).

The parties agree that the only damages  payable for a violation of the terms of this Agreement with respect to which liquidated  damages are expressly  provided shall be such  liquidated  damages.  Nothing  shall  preclude the Investor  from pursuing  or  obtaining  specific  performance  or other  equitable  relief with respect to this Agreement.

The  parties  hereto  agree that the  liquidated  damages  provided  for in this
Section 2.8 constitute a reasonable estimate of the damages that may be incurred by the Investor by reason of the failure of the Registration  Statement(s) to be filed or declared effective in accordance with the provisions hereof.

The  obligation  of  the  Company  terminates  when  the  holder  of  shares  of
Registrable  Securities  no longer holds more than twenty  percent  (20%) of its shares of Registrable Securities.

                                       3

                                  ARTICLE III

                         INCIDENTAL REGISTRATION RIGHTS

3.1. RIGHT TO INCLUDE ("PIGGY-BACK")  REGISTRABLE SECURITIES.  Provided that the
Registrable  Securities have not been registered,  if at any time after the date hereof but  before  the  second  anniversary  of the date  hereof,  the  Company proposes to register any of its  securities  under the 1933 Act (other than by a registration  in  connection  with an  acquisition  in a manner  which would not permit  registration of Registrable  Securities for sale to the public,  on Form
S-8, or any successor  form thereto,  on Form S-4, or any successor form thereto and other  than  pursuant  to  Section  2),  on an  underwritten  basis  (either best-efforts  or  firm-commitment),  then,  the Company will each such time give prompt written notice to all holders of Registrable  Securities of its intention to do so and of such  holders  of  Registrable  Securities'  rights  under  this
Section  3.1.  Upon the  written  request  of any such  holders  of  Registrable
Securities made within ten (10) days after the receipt of any such notice (which request shall specify the Registrable  Securities  intended to be disposed of by such holders of Registrable  Securities  and the intended  method of disposition thereof),  the Company  will,  subject to the terms of this  Agreement,  use its commercially  reasonable best efforts to effect the registration  under the 1933
Act of the  Registrable  Securities,  to the  extent  requisite  to  permit  the disposition  (in accordance  with the intended  methods thereof as aforesaid) of
such  Registrable  Securities  so  to  be  registered,   by  inclusion  of  such
Registrable Securities in the registration statement which covers the securities which the Company  proposes  to  register,  provided  that if, at any time after written  notice of its  intention  to register any  securities  and prior to the effective  date of the  registration  statement  filed in  connection  with such registration,  the Company shall determine for any reason either not to register or to delay  registration of such securities,  the Company may, at its election, give  written  notice  of such  determination  to each  holders  of  Registrable
Securities and,  thereupon,  (i) in the case of a determination not to register, shall be relieved of this obligation to register any  Registrable  Securities in connection  with  such  registration  (but not from  its  obligation  to pay the
Registration Expenses in connection therewith),  without prejudice,  however, to the rights of any holder or holders of Registrable  Securities entitled to do so to request that such registration be effected as a registration under Section 2, and (ii) in the case of a determination to delay registering, shall be permitted to delay  registering  any  Registrable  Securities,  for the same period as the delay in registering such other securities.  No registration effected under this
Section  3.1  shall  relieve  the  Company  of  its  obligation  to  effect  any registration upon request under Section 2. The Company will pay all Registration
Expenses  in  connection  with  each  registration  of  Registrable   Securities
requested  pursuant to this Section  3.1. The right  provided the Holders of the
Registrable  Securities  pursuant to this Section shall be  exercisable at their sole discretion and will in no way limit any of the Company's obligations to pay the Securities according to their terms.

3.2. PRIORITY IN INCIDENTAL  REGISTRATIONS.  If the managing  underwriter of the underwritten  offering  contemplated  by this Section 3 shall inform the Company and holders of the Registrable Securities requesting such registration by letter of its belief  that the number of  securities  requested  to be included in such registration  exceeds the number  which can be sold in such  offering,  then the
Company will include in such registration, to the extent of the number which the
Company  is so  advised  can be sold  in such  offering,  (i)  first  securities proposed  by the  Company  to be sold  for  its own  account,  and  (ii)  second

                                       4

Registrable  Securities and (iii)  securities of other selling  security holders requested to be included in such registration.

                                   ARTICLE IV

                            REGISTRATION PROCEDURES

4.1. REGISTRATION PROCEDURES.  If and whenever the Company is required to effect the registration of any Registrable Securities under the 1933 Act as provided in
Section 2.2 and, as applicable,  2.3, the Company  shall,  as  expeditiously  as possible:

     (i) prepare and file with the SEC the Registration Statement, or amendments
thereto,   to  effect  such  registration   (including  such  audited  financial
statements  as may be  required  by the 1933 Act or the  rules  and  regulations promulgated  thereunder)  and thereafter use its  commercially  reasonable  best efforts to cause such  registration  statement  to be declared  effective by the
SEC,  as soon as  practicable,  but in any  event  no later  than  the  Required
Effectiveness  Date (with  respect to a  registration  pursuant to Section 2.2);
provided,  however,  that  before  filing  such  registration  statement  or any amendments  thereto,  the Company  will  furnish to the counsel  selected by the holders of Registrable Securities which are to be included in such registration, copies of all such documents proposed to be filed;

     (ii) with respect to any registration  statement pursuant to Section 2.2 or
Section 2.3,  prepare and file with the SEC such  amendments and  supplements to such registration  statement and the prospectus used in connection  therewith as may be necessary to keep such  registration  statement  effective  and to comply with the  provisions  of the 1933 Act with  respect  to the  disposition  of all
Registrable  Securities covered by such registration statement until the earlier to occur of twenty-four (24) months after the date of this Agreement (subject to the right of the Company to suspend the effectiveness  thereof for not more than twenty-five (25) consecutive  Trading Days or an aggregate of sixty (60) Trading
Days during each year (each a  "BLACK-OUT  PERIOD"))  or such time as all of the securities  which are the  subject of such  registration  statement  cease to be
Registrable Securities (such period, in each case, the "REGISTRATION MAINTENANCE
PERIOD");

     (iii)  furnish to each  holder of  Registrable  Securities  covered by such registration  statement  such number of  conformed  copies of such  registration statement  and of each  such  amendment  and  supplement  thereto  (in each case including all exhibits),  such number of copies of the  prospectus  contained in such  registration  statement  (including  each  preliminary  prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the 1933
Act,  in  conformity  with the  requirements  of the 1933  Act,  and such  other documents, as such holder of Registrable Securities and underwriter, if any, may reasonably  request in order to facilitate the public sale or other  disposition of the Registrable Securities owned by such holder of Registrable Securities;

     (iv) use its  commercially  reasonable  best efforts to register or qualify all Registrable  Securities and other  securities  covered by such  registration statement under such other U.S.  federal or state  securities laws or U.S. state blue  sky  laws as any U.S.  holder  of  Registrable  Securities  thereof  shall reasonably  request,  to keep such registrations or qualifications in effect for

                                       5

so long as such  registration  statement  remains in effect,  and take any other action which may be  reasonably  necessary to enable such holder of  Registrable
Securities to consummate the disposition in such jurisdictions of the securities owned by such holder of  Registrable  Securities,  except that the Company shall not for any such  purpose be required to qualify  generally  to do business as a foreign  corporation  in any  jurisdiction  wherein  it  would  not  but for the requirements  of this  subdivision  (iv) be  obligated  to be so qualified or to consent to general service of process in any such jurisdiction;

     (v) use its  commercially  reasonable best efforts to cause all Registrable
Securities  covered by such  registration  statement  to be  registered  with or approved by such other governmental  agencies or authorities as may be necessary to enable the U.S.  holder of Registrable  Securities  thereof to consummate the disposition of such Registrable Securities;

     (vi) furnish to each holder of Registrable Securities a signed counterpart, addressed to such holder of Registrable  Securities,  and the  underwriters,  if any, of an opinion of counsel for the Company,  dated the effective date of such registration statement (or, if such registration includes an underwritten public offering,  an  opinion  dated the date of the  closing  under  the  underwriting agreement),  reasonably  satisfactory  in form and  substance  to such holder of
Registrable  Securities)  including  that  the  prospectus  and  any  prospectus supplement  forming a part of the  Registration  Statement  does not  contain an untrue  statement  of a material  fact or omits a material  fact  required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and

     (vii) notify the Investor and its counsel  promptly and confirm such advice in writing promptly after the Company has knowledge thereof:

          (A) when the Registration Statement,  the prospectus or any prospectus supplement  related  thereto or  post-effective  amendment  to the  Registration
Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective;

          (B) of any request by the SEC for  amendments  or  supplements  to the
Registration Statement or the prospectus or for additional information;

          (C) of the  issuance  by the  SEC of any  stop  order  suspending  the effectiveness of the Registration Statement or the initiation of any proceedings by any Person for that  purpose;  and

          (D) of the receipt by the Company of any notification  with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any  jurisdiction or the initiation or threat of any proceeding for such purpose;

     (viii)  notify  each  holder  of  Registrable  Securities  covered  by such registration  statement,  at any time  when a  prospectus  relating  thereto  is required to be delivered  under the 1933 Act, upon  discovery  that, or upon the happening  of any event as a result of which,  the  prospectus  included in such registration  statement,  as then in effect,  includes an untrue  statement of a material fact or omits to state any material facts required to be stated therein or necessary to make the  statements  therein not misleading in the light of the circumstances  then  existing,  and  at  the  request  of  any  such  holder  of

                                       6

Registrable   Securities   promptly  prepare  and  furnish  to  such  holder  of
Registrable  Securities a reasonable  number of copies of a supplement  to or an amendment  of  such  prospectus  as may be  necessary  so  that,  as  thereafter delivered  to the  purchasers  of such  securities,  such  prospectus  shall not include an untrue  statement of a material fact or omit to state a material fact required to be stated  therein or necessary to make the  statements  therein not misleading in the light of the circumstances then existing;

     (ix) use its best efforts to obtain the withdrawal of any order  suspending the effectiveness of the Registration Statement at the earliest possible moment;

     (x) otherwise use its  commercially  reasonable best efforts to comply with all  applicable  rules and  regulations  of the SEC,  and make  available to its security  holders,  as soon as  reasonably  practicable,  an earnings  statement covering  the  period of at least  twelve  months,  but not more  than  eighteen months, beginning with the first full calendar month after the effective date of
such  registration  statement,   which  earnings  statement  shall  satisfy  the
provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder;

     (xi) enter into such agreements and take such other actions as the Investor shall  reasonably  request  in writing  (at the  expense  of the  requesting  or benefiting  Investor) in order to expedite or facilitate the disposition of such
Registrable Securities; and

     (xii) use its commercially  reasonable best efforts to list all Registrable
Securities covered by such registration  statement on any securities exchange on which any of the Registrable Securities are then listed.

     The Company may require each holder of  Registrable  Securities as to which any  registration  is being  effected to furnish the  Company  such  information regarding such holder of Registrable  Securities  and the  distribution  of such securities as the Company may from time to time reasonably request in writing.

4.2. The Company will not file any  registration  statement  pursuant to Section
2.2 or Section 2.3, or amendment  thereto or any  prospectus  or any  supplement thereto to which the Investor shall reasonably object, provided that the Company may file such  documents  in a form  required  by law or upon the  advice of its counsel.

4.3.  The  Company  represents  and  warrants  to  each  holder  of  Registrable
Securities   that  it  has  obtained  all   necessary   waivers,   consents  and
authorizations   necessary  to  execute  this   Agreement  and   consummate  the
transactions  contemplated  hereby  other  than such  waivers,  consents  and/or authorizations  specifically  contemplated  by  the  Common  Stock  Subscription
Agreement.

4.4.  Each holder of  Registrable  Securities  agrees that,  upon receipt of any notice from the Company of the  occurrence of any event of the kind described in subdivision  (viii) of Section 4.1, such Holder will forthwith  discontinue such holder of Registrable Securities' disposition of Registrable Securities pursuant to the Registration Statement relating to such Registrable Securities until such holder of Registrable  Securities'  receipt of the copies of the supplemented or amended prospectus  contemplated by subdivision (viii) of Section 4.1 and, if so directed by the Company,  will deliver to the Company (at the Company's expense)
all copies,  other than permanent file copies,  then in such Holder's possession

                                       7

of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

                                   ARTICLE V

                             UNDERWRITTEN OFFERINGS

5.1. INCIDENTAL  UNDERWRITTEN  OFFERINGS. If the Company at any time proposes to register any of its securities under the 1933 Act as contemplated by Section 3.1
and  such   securities  are  to  be  distributed  by  or  through  one  or  more underwriters,  the  Company  will,  if  requested  by any holder of  Registrable
Securities  as provided in Section 3.1 and subject to the  provisions of Section
3.2,  use  its  commercially   reasonable  best  efforts  to  arrange  for  such
underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such  underwriters.  In no event  shall  any  Investor  be  deemed  an  underwriter  for  purposes  of this
Agreement.

5.2.  PARTICIPATION  IN  UNDERWRITTEN   OFFERINGS.   No  holder  of  Registrable
Securities may participate in any underwritten offering under Section 3.1 unless such  holder  of  Registrable  Securities  (i)  agrees  to  sell  such  Person's securities  on the basis  provided in any  underwriting  arrangements  approved, subject to the terms and  conditions  hereof,  by the  holders of a majority  of
Registrable  Securities  to be included in such  underwritten  offering and (ii)
completes and executes all questionnaires,  indemnities, underwriting agreements and other documents (other than powers of attorney)  required under the terms of such underwriting  arrangements.  Notwithstanding the foregoing, no underwriting agreement (or other  agreement in connection  with such offering)  shall require any holder of Registrable  Securities to make a representation or warranty to or agreements with the Company or the underwriters other than  representations  and warranties  contained  in a writing  furnished  by such  holder  of  Registrable
Securities  expressly  for  use  in  the  related   registration   statement  or
representations,  warranties or agreements  regarding such holder of Registrable
Securities,  such holder's  Registrable  Securities  and such holder's  intended method of distribution and any other representation required by law.

5.3. PREPARATION;  REASONABLE INVESTIGATION.  In connection with the preparation and filing of each  registration  statement  under the 1933 Act pursuant to this
Agreement,   the  Company  will  give  the  holders  of  Registrable  Securities registered under such registration  statement,  and their respective counsel and
accountants,   the  opportunity  to  participate  in  the  preparation  of  such registration statement,  each prospectus included therein or filed with the SEC, and each  amendment  thereof or supplement  thereto,  and will give each of them such  access to its books and  records  and such  opportunities  to discuss  the business of the Company with its officers and the independent public accountants who have  certified  its  financial  statements  as shall be  necessary,  in the reasonable opinion of such holders' and such underwriters'  respective  counsel, to conduct a reasonable investigation within the meaning of the 1933 Act.

                                       8

                                   ARTICLE VI

                                INDEMNIFICATION

6.1.  INDEMNIFICATION  BY THE COMPANY.  In the event of any  registration of any securities of the Company under the 1933 Act, the Company will,  and hereby does agree to indemnify  and hold harmless the holder of any  Registrable  Securities covered by such registration  statement,  its directors and officers, each other
Person  who  participates  as an  underwriter  in the  offering  or sale of such securities  and each other Person,  if any, who controls such holder or any such underwriter  within the  meaning of the 1933 Act  against  any  losses,  claims, damages or  liabilities,  joint or  several,  to which  such  holder or any such director or officer or  underwriter  or  controlling  person may become  subject under the 1933 Act or  otherwise,  insofar as such  losses,  claims,  damages or liabilities  (or actions or  proceedings,  whether  commenced or threatened,  in respect  thereof) arise out of or are based upon any untrue statement or alleged untrue  statement of any material fact contained in any  registration  statement under which such securities were registered  under the 1933 Act, any preliminary prospectus,  final prospectus or summary prospectus  contained  therein,  or any amendment or supplement  thereto,  or any omission or alleged  omission to state therein a material fact  required to be stated  therein or necessary to make the statements  therein not  misleading,  and the Company will reimburse such holder and each such director,  officer,  underwriter  and  controlling  person for any legal or any other  expenses  reasonably  incurred  by them in  connection  with
investigating  or  defending  any  such  loss,  claim,   liability,   action  or
proceeding,  provided  that the Company  shall not be liable in any such case to the  extent  that any  such  loss,  claim,  damage,  liability,  (or  action  or proceeding  in respect  thereof)  or  expense  arises out of or is based upon an untrue  statement or alleged  untrue  statement or omission or alleged  omission made in such  registration  statement,  any such preliminary  prospectus,  final prospectus, summary prospectus,  amendment or supplement in reliance upon and in conformity with written  information  furnished to the Company by such holder or underwriter  stating that it is for use in the preparation thereof and, provided further that the Company shall not be liable to any Person who  participates  as an underwriter in the offering or sale of Registrable Securities or to any other
Person,  if any, who controls  such  underwriter  within the meaning of the 1933
Act, in any such case to the extent that any such loss, claim, damage, liability
(or action or  proceeding  in  respect  thereof)  or expense  arises out of such
Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the 1933 Act to the
Person  asserting  the  existence  of an  untrue  statement  or  alleged  untrue
statement  or  omission  or  alleged   omission  at  or  prior  to  the  written
confirmation  of the  sale of  Registrable  Securities  to such  Person  if such statement or omission was corrected in such final  prospectus or an amendment or supplement  thereto.  Such  indemnity  shall  remain in full  force  and  effect regardless of any investigation  made by or on behalf of such holder or any such director,  officer,  underwriter  or  controlling  person and shall  survive the transfer of such securities by such holder.

6.2. INDEMNIFICATION BY THE INVESTOR. The Company may require, as a condition to including  any  Registrable  Securities  in  any  registration  statement  filed pursuant to this Agreement,  that the Company shall have received an undertaking satisfactory to it from the prospective  holder of such Registrable  Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 6.1) the Company, each director of the Company, each officer of the Company and each other Person,  if any, who controls the Company  within the

                                       9

meaning of the 1933 Act, with respect to any  statement or alleged  statement in
or  omission  or  alleged  omission  from  such  registration   statement,   any
preliminary  prospectus,   final  prospectus  or  summary  prospectus  contained
therein,  or any amendment or supplement  thereto,  if such statement or alleged statement  or omission  or alleged  omission  was made in  reliance  upon and in conformity  with  written  information  furnished  to  the  Company  through  an instrument duly executed by such holder of Registrable  Securities  specifically stating that it is for use in the  preparation of such  registration  statement, preliminary  prospectus,  final  prospectus,  summary  prospectus,  amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any  investigation  made by or on behalf of the Company or any such director, officer or controlling  person and shall survive the transfer of such securities by such Investor.

6.3. NOTICES OF CLAIMS,  ETC.  Promptly after receipt by an indemnified party of notice  of the  commencement  of any  action  or  proceeding  involving  a claim referred to in Sections 6.1 and Section 6.2,  such  indemnified  party will,  if claim in respect  thereof  is to be made  against an  indemnifying  party,  give written notice to the latter of the  commencement of such action,  provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Sections 6.1 and Section
6.2, except to the extent that the indemnifying party is actually  prejudiced by such  failure to give  notice.  In case any such  action is  brought  against an indemnified  party,  unless in such indemnified  party's  reasonable  judgment a conflict of interest between such indemnified and indemnifying parties may exist in  respect  of  such  claim,  the  indemnifying  party  shall  be  entitled  to participate  in and to  assume  the  defense  thereof,  jointly  with any  other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel  reasonably  satisfactory to such indemnified  party, and after  notice  from  the  indemnifying  party to such  indemnified  party of its election so to assume the defense thereof,  the indemnifying  party shall not be liable to such  indemnified  party for any legal or other expenses  subsequently incurred  by the  latter in  connection  with the  defense  thereof  other  than reasonable  costs of  investigation.  No indemnifying  party shall,  without the consent of the indemnified party, consent to entry of any judgment or enter into any  settlement  of any such action  which does not include as an  unconditional term thereof the giving by the claimant or plaintiff to such  indemnified  party of a release  from all  liability,  or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any  settlement  of any such  action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

6.4.  OTHER  INDEMNIFICATION.  Indemnification  similar  to  that  specified  in
Sections 6.1 and Section 6.2 (with appropriate  modifications) shall be given by the Company and each holder of  Registrable  Securities  (but only if and to the extent  required  pursuant to the terms  herein)  with  respect to any  required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the 1933 Act.

6.5. INDEMNIFICATION  PAYMENTS. The indemnification required by Sections 6.1 and
Section 6.2 shall be made by periodic  payments of the amount thereof during the course of the  investigation  or  defense,  as and when  bills are  received  or expense, loss, damage or liability is incurred.

                                       10

6.6.  CONTRIBUTION.  If the  indemnification  provided  for in Sections  6.1 and
Section 6.2 is unavailable  to an  indemnified  party in respect of any expense, loss,  claim,  damage or liability  referred to therein,  then each indemnifying party, in lieu of indemnifying such indemnified  party,  shall contribute to the amount paid or payable by such  indemnified  party as a result of such  expense, loss,  claim,  damage or liability (i) in such  proportion as is  appropriate to reflect the  relative  benefits  received by the Company on the one hand and the holder of  Registrable  Securities  or  underwriter,  as the case may be, on the other  from  the  distribution  of the  Registrable  Securities  or  (ii) if the
allocation  provided by clause (i) above is not permitted by applicable  law, in such  proportion  as is  appropriate  to reflect not only the relative  benefits referred  to in clause (i) above but also the  relative  fault of the Company on the one hand and of the holder of Registrable Securities or underwriter,  as the case may be, on the other in connection  with the statements or omissions  which resulted  in such  expense,  loss,  damage  or  liability,  as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the holder of Registrable Securities or underwriter,  as the case may be, on the other in connection with the distribution of the Registrable
Securities  shall  be  deemed  to be in the same  proportion  as the  total  net proceeds  received  by the  Company  from the  initial  sale of the  Registrable
Securities by the Company to the purchasers  bear to the gain, if any,  realized by all  selling  holders  participating  in such  offering  or the  underwriting discounts and commissions  received by the underwriter,  as the case may be. The relative  fault of the Company on the one hand and of the holder of  Registrable
Securities or underwriter,  as the case may be, on the other shall be determined by  reference  to,  among other  things,  whether  the untrue or alleged  untrue statement  of a material  fact or omission to state a material  fact  relates to information supplied by the Company, by the holder of Registrable  Securities or by the  underwriter  and the  parties'  relative  intent,  knowledge,  access to information supplied by the Company, by the holder of Registrable  Securities or by the  underwriter  and the  parties'  relative  intent,  knowledge,  access to information  and  opportunity  to correct or prevent such statement or omission, provided  that the  foregoing  contribution  agreement  shall  not  inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions  contained herein, and in no event shall the obligation of any indemnifying  party to contribute under this Section
6.6 exceed the amount that such indemnifying  party would have been obligated to pay by way of indemnification if the indemnification  provided for hereunder had been available under the circumstances.

            The Company and the holders of Registrable  Securities agree that it would not be just and  equitable  if  contribution  pursuant to this Section 6.6 were  determined  by pro rata  allocation  (even if the  holders of  Registrable
Securities and any underwriters  were treated as one entity for such purpose) or by any other method of  allocation  that does not take account of the  equitable considerations  referred to in the immediately  preceding paragraph.  The amount paid or  payable  by an  indemnified  party as a result of the  losses,  claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include,  subject to the limitations set forth herein, any legal or other expenses  reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

            Notwithstanding  the  provisions  of this  Section 6.6, no holder of
Registrable Securities or underwriter shall be required to contribute any amount in excess of the  amount  by which (i) in the case of any such  holder,  the net proceeds received by such holder from the sale of Registrable  Securities in the applicable  Registration  Statement or (ii) in the case of an  underwriter,  the

                                       11

total price at which the Registrable  Securities purchased by it and distributed to the public were offered to the public  exceeds,  in any such case, the amount of any damages that such holder or  underwriter  has otherwise  been required to pay by reason of such untrue or alleged untrue statement or omission.  No Person guilty of fraudulent  misrepresentation  (within the meaning of Section 11(f) of the 1933 Act)  shall be  entitled  to  contribution  from any person who was not guilty of such fraudulent misrepresentation.

                                  ARTICLE VII

                                    RULE 144

7.1. RULE 144. The Company shall timely file the reports required to be filed by it under the 1933 Act and the 1934 Act (including but not limited to the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph  (c)
of Rule 144 adopted by the SEC under the 1933 Act) and the rules and regulations adopted by the SEC  thereunder  (or, if the Company is not required to file such reports,  will, upon the request of any holder of Registrable  Securities,  make publicly  available other  information) and will take such further action as any holder of  Registrable  Securities  may  reasonably  request,  all to the extent required from time to time to enable such holder to sell Registrable  Securities without  registration under the 1933 Act within the limitation of the exemptions provided  by (a) Rule 144 under the 1933 Act,  as such Rule may be amended  from time to time,  or (b) any similar rule or  regulation  hereafter  adopted by the
SEC. Upon the request of any holder of Registrable Securities,  the Company will deliver to such holder a written  statement as to whether it has  complied  with the requirements of this Section 7.1.

                                  ARTICLE VIII

                                 MISCELLANEOUS

8.1.  AMENDMENTS AND WAIVERS.  This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written  consent to such  amendment,  action or  omission to act, of the holder or holders of the sum of the  fifty-one  percent  (51%) or more of the  shares of (i)  Registrable
Securities issued at such time, plus (ii) Registrable  Securities  issuable upon exercise or conversion of the Securities then constituting derivative securities
(if such Securities were not fully exchanged or converted in full as of the date such consent if sought).  Each holder of any Registrable  Securities at the time or  thereafter  outstanding  shall be bound by any  consent  authorized  by this
Section 8.1, whether or not such  Registrable  Securities shall have been marked to indicate such consent.

8.2.  NOMINEES  FOR  BENEFICIAL  OWNERS.  In  the  event  that  any  Registrable
Securities  are  held  by a  nominee  for  the  beneficial  owner  thereof,  the beneficial owner thereof may, at its election,  be treated as the holder of such
Registrable Securities for purposes of any request or other action by any holder or  holders  of  Registrable  Securities  pursuant  to  this  Agreement  or  any determination  of any number of percentage of shares of  Registrable  Securities held by a holder or  holders  of  Registrable  Securities  contemplated  by this
Agreement.  If the beneficial owner of any Registrable Securities so elects, the

                                       12

Company may require  assurances  reasonably  satisfactory  to it of such owner's beneficial ownership or such Registrable Securities.

8.3.  NOTICES.  Except as  otherwise  provided in this  Agreement,  all notices, requests and other  communications to any Person provided for hereunder shall be in writing and shall be given to such  Person (a) in the case of a party  hereto other than the  Company,  addressed to such party in the manner set forth in the
Common Stock Subscription Agreement or at such other address as such party shall have furnished to the Company in writing, or (b) in the case of any other holder of Registrable Securities,  at the address that such holder shall have furnished to the Company in writing,  or,  until any such other holder so furnishes to the
Company  an  address,  then to and at the  address  of the last  holder  of such
Registrable  Securities  who has furnished an address to the Company,  or (c) in the case of the Company,  at the address set forth on the signature page hereto, to the attention of its President, or at such other address, or to the attention of such other  officer,  as the Company  shall have  furnished to each holder of
Registrable  Securities at the time  outstanding.  Each such notice,  request or other communication shall be effective (i) if given by mail, 72 hours after such communication  is  deposited  in the mail  with  first  class  postage  prepaid, addressed as aforesaid or (ii) if given by any other means  (including,  without limitation,  by fax or air  courier),  when  delivered at the address  specified above,  provided  that any such notice,  request or  communication  shall not be effective until received.

8.4.  ASSIGNMENT.  This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto. In addition, and whether or not any express  assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties  hereto other than the Company  shall also be for the benefit of and  enforceable by any subsequent  holder of any Registrable
Securities.  Each  of the  Holders  of the  Registrable  Securities  agrees,  by accepting any portion of the Registrable  Securities  after the date hereof,  to the provisions of this Agreement including,  without limitation,  appointment of the  Investor'  Representative  to act on behalf of such Holder  pursuant to the terms hereof which such actions  shall be made in the good faith  discretion  of the Investor' Representative and be binding on all persons for all purposes.

8.5. DESCRIPTIVE HEADINGS.  The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

8.6.  GOVERNING  LAW.  This  Agreement  shall be governed  by, and  construed in accordance  with,  the  internal  laws of the State of Florida,  without  giving effect to principles of conflicts of law.

8.7.  JURISDICTION.  If any action is brought  among the parties with respect to this  Agreement or  otherwise,  by way of a claim or  counterclaim,  the parties agree that in any such action, and on all issues, the parties  irrevocably waive their right to a trial by jury.  Exclusive  jurisdiction  and venue for any such action shall be the State or Federal Courts serving the State of Florida located in Broward  County.  In the event  suit or action is brought by any party  under this Agreement to enforce any of its terms,  or in any appeal  therefrom,  it is agreed that the prevailing party shall be entitled to reasonable  attorneys fees to be fixed by the arbitrator, trial court, and/or appellate court.

                                       13

8.8.  ENTIRE  AGREEMENT.  This  Agreement  embodies  the  entire  agreement  and understanding  between the Company and each other party  hereto  relating to the subject  matter hereof and supercedes  all prior  agreements and  understandings relating to such subject matter.

8.9.  SEVERABILITY.  If any provision of this  Agreement,  or the application of such  provisions  to any  Person or  circumstance,  shall be held  invalid,  the remainder of this Agreement,  or the application of such provision to Persons or circumstances  other  than  those  to  which it is held  invalid,  shall  not be affected thereby.

8.10.  BINDING EFFECT. All the terms and provisions of this Agreement whether so expressed  or not,  shall be  binding  upon,  inure to the  benefit  of,  and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and assignees.

8.11.  PREPARATION  OF AGREEMENT.  This  Agreement  shall not be construed  more strongly against any party regardless of who is responsible for its preparation.
The parties  acknowledge  each  contributed  and is equally  responsible for its preparation.

8.12. FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of any party  hereto in the  exercise of any right  hereunder  shall impair such right or be  construed  to be a waiver of, or  acquiescence  in, any breach of any representation,  warranty, covenant or agreement herein, nor shall nay  single or partial  exercise  of any such  right  preclude  other or further exercise thereof or of any other right.  All rights and remedies  existing under this  Agreement are  cumulative to, and not exclusive of, any rights or remedies otherwise available.

8.13. COUNTERPARTS.  This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed  shall be deemed to be an  original,  but all of which  taken  together shall  constitute one and the same agreement.  A facsimile  transmission of this signed Agreement shall be legal and binding on all parties hereto.

                         [SIGNATURES ON FOLLOWING PAGE]

                                       14

     IN WITNESS WHEREOF,  the Investor and the Company have as of the date first written above executed this Agreement.

RELATIONSERVE MEDIA, INC.

--------------------------------------
By:
Title:

INVESTOR

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                                       15